UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 26, 2017

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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of Marathon Petroleum Corporation (the “Corporation”) was held on April 26, 2017. The following are the voting results on proposals considered and voted upon at the meeting.

1.	ELECTION OF CLASS III DIRECTORS
The shareholders elected Steven A. Davis, Gary R. Heminger, J. Michael Stice and John P. Surma as Class III directors, to serve terms expiring on the date of the 2020 Annual Meeting, by the following votes:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Steven A. Davis	382,455,746	4,363,478	559,566	54,997,912
Gary R. Heminger	361,886,316	22,822,613	2,669,861	54,997,912
J. Michael Stice	383,650,111	3,169,633	559,046	54,997,912
John P. Surma	377,915,973	8,914,720	548,097	54,997,912

2.	RATIFICATION OF INDEPENDENT AUDITOR FOR 2017
The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditor for the year ending December 31, 2017 by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
438,413,042	3,055,891	907,769	-

3.	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The shareholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
358,174,081	27,902,814	1,301,895	54,997,912

4.	APPROVAL OF MATERIAL TERMS FOR QUALIFIED PERFORMANCE-BASED COMPENSATION UNDER THE AMENDED AND RESTATED MARATHON PETROLEUM CORPORATION 2012 INCENTIVE COMPENSATION PLAN
The shareholders approved the proposal seeking approval of 162(m) material terms for qualified performance-based compensation under the Amended and Restated Marathon Petroleum Corporation 2012 Incentive Compensation Plan by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
372,658,577	13,355,277	1,364,936	54,997,912

5.	SHAREHOLDER PROPOSAL
The shareholder proposal seeking a report that describes the due diligence process used to identify and address environmental and social risks, including Indigenous rights risk, in reviewing potential acquisitions was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
124,100,921	227,983,087	35,294,782	54,997,912

6.	SHAREHOLDER PROPOSAL
The shareholder proposal seeking a report on of the Corporation's strategy to align its business plan with the 2-degree goal of the Paris Agreement was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
152,790,038	220,877,752	13,711,000	54,997,912

7.	SHAREHOLDER PROPOSAL
The shareholder proposal requesting the Board of Directors take the necessary steps to eliminate each voting requirement in the Corporation's charter and bylaws that call for a greater than simple majority vote, and replace them with a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority vote in compliance with applicable laws, was approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
279,751,402	105,425,908	2,201,480	54,997,912

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: May 1, 2017	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Corporate Secretary and Chief Compliance Officer